UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2006


                                   MoSys, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-32929
                            (Commission File Number)

        Delaware                                                  77-0291941
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             755 N. Mathilda Avenue
                           Sunnyvale, California 94085
             (Address of principal executive offices, with zip code)

                                 (408) 731-1800
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 10, 2006, MoSys, Inc. issued a press release updating its quarterly guidance for the second fiscal quarter ended June 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.


Exhibit No.                             Description
================================================================================

99.1                            Press Release issued July 10, 2006
====















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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MoSys, Inc.



Date: July 10, 2006             By: /s/ James R. Pekarsky
                                    --------------------------------------------
                                    James R. Pekarsky
                                    Vice President of Finance and Administration
                                    Chief Financial Officer












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

                                  EXHIBIT INDEX
                                  =============

Exhibit No.                             Description
================================================================================

99.1                            Press Release issued July 10, 2006
====
























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